Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Marc D. Grodman, Chief Executive Officer of Bio-Reference Laboratories, Inc. (the “registrant”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)                                 The Periodic Report on Form 10-Q of the registrant for the period ended July 31, 2014, which this certification accompanies (the “Periodic Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(b)                                 Based on my knowledge, the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: September 3, 2014

/S/ Marc D. Grodman M.D.
Marc D. Grodman
President and Chief Executive Officer
Principal Executive Officer